EXHIBIT p(i)

                                POWER OF ATTORNEY

     The undersigned officers and trustees of FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (the "Registrant") hereby appoint MURRAY SIMPSON, BARBARA GREEN, MARK H. PLAFKER, DEBORAH R. GATZEK, KAREN L. SKIDMORE, JOAN BOROS AND DAVID GOSS (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities act of 1933, as amended, included but not limited to, any registration statements, including any and all pre- and post-effective amendments thereto; and the filing of any registration statement (including any amendment thereto) of an investment company under the Investment Company Act of 1940 and the rules and regulations thereunder; and any other documents to be filed with the U.S. Securities and Exchange Commission; and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     This power of attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be a single document.

     The undersigned Officers and Trustees hereby execute this Power of Attorney as of the 21st day of March, 2000.

---------------------------------          -----------------------------------
/s/ Charles E. Johnson,                    /s/ Frank H. Abbott, III, Trustee
Principal Executive Officer
and Trustee

---------------------------------          -----------------------------------
/s/ Harris J. Ashton, Trustee              /s/ Robert F. Carlson, Trustee


---------------------------------          -----------------------------------
/s/ S. Joseph Fortunato, Trustee           Robert S. James, Trustee


---------------------------------          -----------------------------------
/s/ Charles B. Johnson, Trustee            /s/Rupert H. Johnson, Jr., Trustee


---------------------------------          -----------------------------------
/s/ Frank W.T. LaHaye, Trustee             /s/ Gordon S. Macklin, Trustee


---------------------------------          -----------------------------------
/s/ Martin L. Flanagan,                    /s/ Kimberley Monasterio,
Principal Financial Officer                Principal Acccounting Officer